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SCHEDULE 14A
(Rule 14-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
Soliciting Material Under Rule 14a-12
MAC-GRAY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAC-GRAY CORPORATION
22 WATER STREET
CAMBRIDGE, MASSACHUSETTS 02141

April 15, 2005

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") to be held on Thursday, May 26, 2005 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (the "Annual Meeting").

        The Annual Meeting has been called for the purpose of (i) electing two Directors to hold office until the annual meeting of stockholders to be held in 2008, (ii) considering and approving the 2005 Mac-Gray Corporation Stock Option and Incentive Plan, and (iii) considering and acting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        After the formal portion of the Annual Meeting, there will be an informal session for the purpose of presenting a brief report on the Company and responding to your questions.

        The Board of Directors has fixed the close of business on March 31, 2005 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees as Directors of the Company and "FOR" adoption of the 2005 Mac-Gray Corporation Stock Option and Incentive Plan.

                      Very truly yours,

                      STEWART GRAY MACDONALD, JR.
                      Chairman of the Board and
                      Chief Executive Officer

MAC-GRAY CORPORATION
22 WATER STREET
CAMBRIDGE, MASSACHUSETTS 02141
(617) 492-4040

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 26, 2005

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of Mac-Gray Corporation, a Delaware Corporation (the "Company"), will be held on Thursday, May 26, 2005 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (together with adjournments or postponements thereof, the "Annual Meeting") for the purpose of considering and voting upon:

  1.
  The election of two Directors, each to hold office until the Company's annual meeting of stockholders to be held in 2008 and until such director's successor is duly elected and qualified;

  2.
  The approval of the 2005 Mac-Gray Corporation Stock Option and Incentive Plan; and

  3.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 31, 2005 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors
MICHAEL J. SHEA Secretary
Cambridge, Massachusetts April 15, 2005

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

        ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD), AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

MAC-GRAY CORPORATION
22 WATER STREET
CAMBRIDGE, MASSACHUSETTS 02141
(617) 492-4040

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 26, 2005

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mac-Gray Corporation, a Delaware corporation (the "Company" or "Mac-Gray"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 26, 2005 at 10:00 a.m., local time, at the Goodwin Procter LLP, Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, (together with any adjournments or postponements thereof, the "Annual Meeting").

        The Notice of the Annual Meeting, Proxy Statement and Proxy Card are first being mailed on or about April 15, 2005 to stockholders of record as of March 31, 2005. The Board of Directors has fixed the close of business on March 31, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of record of common stock, par value $.01 per share, of the Company ("Common Stock") at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,829,254 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 950 stockholders of record. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting.

        If your shares are held in "street name," your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority under the rules of the New York Stock Exchange, or NYSE, to vote customers' unvoted shares on some routine matters, including the election of directors. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on the election of directors or leave your shares unvoted. Shares held by brokers as to which voting instructions have not been received from the beneficial owners with respect to non-routine matters are referred to as "broker non-votes." We encourage you to provide voting instructions to your brokerage firm by returning your completed proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

        The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

        A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary to elect each of the nominees as a Director of the Company. As discussed above, if your shares are held by your broker in "street name," and if you do not vote your shares, your brokerage firm has authority under the rules of the NYSE to vote your unvoted shares held by the firm on the election of directors. You may vote FOR both director nominees, WITHHOLD your vote from both director nominees or WITHHOLD your vote from either of the director nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will have no effect on the results of the vote.

        Approval of the Company's 2005 Stock Option and Incentive Plan requires the affirmative vote of a majority of all the votes present or represented at the Annual Meeting and entitled to be cast on the proposal. In addition, NYSE rules require that the total number of votes cast on the Company's 2005 Stock Option and Incentive Plan represent more than 50% of all of the votes entitled to be cast on the proposal. If your shares are held by your broker in "street name," and if you do not vote your shares, your brokerage firm does not have authority under the rules of the NYSE to vote your unvoted shares on the proposal to approve the Company's 2005 Stock Option and Incentive Plan. However, these broker non-votes will have no effect on the vote because they will not be considered to have been entitled to vote on the proposal. If you vote to ABSTAIN on the proposal to approve the Company's 2005 Stock Option and Incentive Plan., your shares will not be voted in favor of such proposal, although your shares will be considered to have been entitled to vote on the proposal. As a result, voting to ABSTAIN on the proposal to approve the Company's 2005 Stock Option and Incentive Plan. has the effect of voting AGAINST such proposal.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the two nominees for Director listed in this Proxy Statement and "FOR"approval of the Company's 2005 Stock Option and Incentive Plan. It is not anticipated that any other matters will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Attendance at the annual meeting will be limited to stockholders as of the record date, their authorized representatives and guests of the Company. Admission will be by presentation of your ticket or brokerage statement and proper identification. If you are a registered stockholder (your shares are held in your name) and plan to attend the meeting, please vote your proxy, detach your ticket from the top portion of the proxy card and bring that ticket and a form of personal identification with you to the meeting. If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record), and plan to attend the meeting, you should bring a recent brokerage statement showing your ownership of shares and a form of personal identification.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

        The Annual Report of the Company for the fiscal year ended December 31, 2004 (the "Annual Report") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Nominees

        The Board of Directors of the Company consists of six Board members and is divided into three classes, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting of stockholders. The two Class II directors will stand for re-election by the shareholders.

        At the Annual Meeting, two Class II Directors will be elected to serve until the 2008 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Jerry A. Schiller and Thomas E. Bullock for re-election as Class II Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees as Directors. Mr. Schiller and Mr. Bullock have agreed to stand for election and to serve if elected as Directors. However, if either nominee fails to stand for re-election or is unable to serve, then proxies may be voted in favor of the election of such other nominee as the Board of Directors may recommend or, alternatively, the Board of Directors may reduce the number of Directors.

        The Board of Directors of the Company recommends that the Company's stockholders vote "FOR" the election of the two nominees of the Board of Directors as Directors of the Company.

INFORMATION REGARDING DIRECTORS/NOMINEES

        Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

Name	Age	Director Since
Class I (Term expires 2007)
Edward F. McCauley	65	2004
David W. Bryan	59	2004
Class II (Term expires 2005)
Jerry A. Schiller*	72	1997
Thomas E. Bullock*	58	2000
Class III (Term expires 2006)
Stewart G. MacDonald, Jr.	55	1983
Larry L. Mihalchik	58	2002

*
Nominee for election

        Stewart G. MacDonald, Jr. serves as Chairman of the Board and Chief Executive Officer and has served as a Director of the Company since 1983. Mr. MacDonald has served the Company as Chairman of the Board since 1992, and as Chief Executive Officer since 1996. Mr. MacDonald is the fourth member of the Company's founding families to lead the organization. He received his B.A. from the University of Wisconsin.

        Jerry A. Schiller has been a Director of the Company since April 1997. Mr. Schiller has been a private investor and consultant since 1993. In October 1993, Mr. Schiller retired after 31 years of service with The Maytag Corporation. From 1985 until his retirement, Mr. Schiller served as the Executive Vice President and Chief Financial Officer, as well as a member of the board of directors of The Maytag Corporation. Mr. Schiller received his B.S. in Business Administration and Accounting from Augustana College and later obtained his CPA certification.

        Thomas E. Bullock has been a Director of the Company since November 2000. From 1997 to 2000, Mr. Bullock was President and Chief Executive Officer of Ocean Spray Cranberries, Inc. From 1994 to 1997, Mr. Bullock was Executive Vice President and Chief Operating Officer of Ocean Spray. Mr. Bullock holds a B.S. from St. Joseph's College in Philadelphia, PA.

        Larry L. Mihalchik has been a Director of the Company since August 2002. Mr. Mihalchik is Senior Vice President and Chief Financial Officer of Envox Worldwide, a software company that develops and markets voice recognition systems. Mr. Mihalchik was Chief Executive Officer, President and a director of Clare, Inc., a provider of electronic components, from February 2001 until its acquisition by IXYS, Incorporated in June 2002. From 1999 until joining Clare, Inc., Mr. Mihalchik was Chief Executive Officer and a director of ICOMS Inc., an e-commerce provider. From 1996-1999, Mr. Mihalchik was Chief Executive Officer of Atex Media Solutions, a software development and integration company. Previously, Mr. Mihalchik served as Senior Vice President and Chief Financial Officer of MA/COM and Executive Vice President, Chief Financial Officer, and a director of The Timberland Company. Mr. Mihalchik received his B.S. in Business Administration from Westminster College, PA and later obtained his CPA certification.

        Edward F. McCauley has been a Director of the Company since March 2004. Mr. McCauley is retired. Over a thirty-six year career at Deloitte & Touche, Mr. McCauley served as Lead Audit Partner or Advisory Partner for a wide variety of Fortune 500 companies, non-profit and regulated enterprises. He retired from Deloitte & Touche in 2001. His experience also includes involvement with acquisitions, mergers, and public offerings. Mr. McCauley holds a B.S. in Accounting from St. Joseph's University and is a CPA. He also serves as a Board member and Chairman of the Audit Committee of Harvard Pilgrim Healthcare.

        David W. Bryan has been a Director of the Company since March 2004. Mr. Bryan is currently a consultant and was the CEO of Capsized, Inc., an Internet specialty retailer, from 1999-2001. Prior to that, he was CEO of Avedis Zildjian Company from 1995-1999. Mr. Bryan held senior managerial positions over eleven years at Sara Lee Corporation (1983-1994), including serving as President and CEO of the Aris Isotoner Division from 1993-1994. Mr. Bryan earned a B.A. in Economics from Colby College and an M.B.A. from Columbia University.

CORPORATE GOVERNANCE

Board of Directors

        The business of Mac-Gray is managed under the direction of the Board of Directors (the "Board"). The mission of the Board is to promote the long-term health and growth of Mac-Gray in the interest of its shareholders and set an ethical tone. The Board's responsibilities include:

  •
  Recommending candidates to the shareholders for election to the Board;

  •
  Overseeing compliance with laws and regulations and setting an ethical tone for the Company;

  •
  Appraising Mac-Gray's major risks and its risk management and seeing that control procedures are in place;

  •
  Reviewing and approving management's strategic and business plans;

  •
  Reviewing and approving major transactions, financial plans, objectives and actions;

  •
  Monitoring management's performance of its plans and objectives and advising management on significant decisions; and

  •
  Assessing its own effectiveness.

During the fiscal year ended December 31, 2004 ("Fiscal 2004"), the Board held eleven (11) meetings. During the periods that he served, each director attended at least 75% of each of: (1) the number of Board meetings held and (2) the number of meetings of all committees on which he served.

Director Independence

        The listing standards of the NYSE require companies listed on the NYSE to have a majority of "independent" directors. The NYSE listing standards generally provide that a director will not be independent unless such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In addition, a director is not independent if (1) the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company, (2) the director or a member of the director's immediate family has received more than $100,000 per year in direct compensation from the Company other than for service as a director or deferred compensation for prior service to the Company, (3) the director is, or has been within the last three years, an employee of the Company's independent auditor or the director has an immediate family member who is a current employee of the Company's independent auditor and who participates in the firm's audit, assurance or tax compliance practice or was within the last three years a partner or employee of such a firm and personally worked on the Company's audit within that time, (4) the director or a member of the director's immediate family is, or has been within the last three years, employed as an executive officer of another company where an executive officer of the Company serves or served on the compensation committee, (5) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

        The Board has reviewed all relationships between the Company and each non-employee director to determine compliance with the NYSE standards described above and to evaluate whether there are any other facts or circumstances that might impair a director's independence. Based on that review, the board has determined that Mr. Bryan, Mr. Bullock, Mr. McCauley, Mr. Mihalchik and Mr. Schiller are independent directors.

        Directors are encouraged to attend the Company's annual meetings of stockholders. All six directors attended the 2004 Annual Meeting of Stockholders.

Executive Session

        In accordance with the Company's Guidelines on Governance, the independent directors meet in executive session at least four times per year. A director chosen by the independent directors in attendance presides at such meetings.

Board Evaluation

        The Governance and Nominating Committee coordinates an annual evaluation process by the directors of the Board's performance and procedures. The three standing committees each conduct an annual evaluation of their performance and procedures, including the adequacy of their charters.

Code of Business Conduct and Ethics

        The Board has adopted a Code of Business Conduct and Ethics applicable to all officers, employees and Board members. The Code of Business Conduct and Ethics is posted on Mac-Gray's website, www.macgray.com. The Code of Business Conduct and Ethics is located under the "Corporate Governance" caption of the "Investor Relations" tab. Any amendments to, or waivers of, the Code of Business Conduct and Ethics which applies to the Company's Chief Executive Officer, Chief Financial Officer, Corporate Controller or any person performing similar functions will be disclosed on the website promptly following the date of such amendment or waiver.

Communications with the Board

        The Board welcomes the submission of any comments or concerns from stockholders and any interested parties. Communications should be addressed to Michael J. Shea, Secretary, Mac-Gray Corporation, 22 Water Street, Cambridge, MA 02141 and marked to the attention of the Board or any of its committees or individual directors or non-employee directors as a group. All correspondence will be forwarded to the intended recipients.

Director Compensation

        Directors who are also employees of the Company do not receive compensation for their services on the Board of Directors or any committee thereof. Each Director who is not an employee of the Company receives:

  (i)
  an annual fee of $16,000, paid in quarterly installments, 50% of which is paid in shares of Common Stock and the balance of which, at the discretion of the Director, is paid in cash, shares of the Company's Common Stock or any combination thereof; and

  (ii)
  an additional fee of $1,000 for each Board of Directors meeting attended in person and $500 per meeting attended by teleconference.

        Committee members receive $500 per meeting of the Compensation and Governance/ Nominating committees, and $750 per meeting of the Audit Committee. Committee members receiver $250 per meeting attended by teleconference. In addition, the chairmen of each of the Governance/ Nominating, and Compensation committees is paid $1,500 per year for serving as chairmen while the chairman of the Audit Committee receives $2,000 annually.

        Under the Company's 1997 Stock Option and Incentive Plan, each newly elected non-employee Director receives an option to purchase 1,000 shares of Common Stock on the fifth business day after his or her election to the Board of Directors, and each non-employee Director who is serving as a Director on the fifth business day after each annual meeting of stockholders automatically receives an option to purchase 5,000 shares of Common Stock. All of such options granted to non-employee Directors are fully exercisable upon grant at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant and terminate upon the tenth anniversary of the date of grant. All Directors are reimbursed for significant travel expenses, if any, incurred in attending meetings of the Board of Directors and its committees.

Committees of the Board

        The Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Each committee is comprised solely of directors determined by the Board to be independent under the applicable NYSE and SEC rules. You may find copies of the charters of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee in the "Investor Relations" section of our website at www.macgray.com.

        Audit Committee.    The Audit Committee, which consists of Jerry A. Schiller (Chairman), Larry L. Mihalchik, and Edward F. McCauley held eight (8) meetings during 2004. The Board has made a determination that each of the members of the Audit Committee satisfies the independence and experience requirements of both the NYSE and SEC. The Board also determined that each of Messrs. Schiller, Mihalchik, and McCauley is an "audit committee financial expert," as defined by SEC rules. In addition, the Board determined that each Audit Committee member is financially literate as defined by the NYSE. The Audit Committee assists the Board in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditors and the performance of the Company's internal control function. This includes the selection and evaluation of the independent auditors, the oversight of the Company's systems of internal accounting and financial controls, the review of the annual independent audit of the Company's financial statements, the establishment of "whistle-blowing" procedures, and the oversight of other compliance matters.

        Compensation Committee.    The Compensation Committee held twelve (12) meetings during 2004. The Compensation Committee consists of Thomas E. Bullock (Chairman), David W. Bryan, and Larry L. Mihalchik. The Compensation Committee assists the Board in establishing compensation policies for the Board and the Company's executive officers, including reviewing and making recommendations to the Board, or in the case of the Chief Executive Officer, to the independent members of the Board, regarding executive officer compensation. The Committee also determines the number of options to be granted or shares of Common Stock to be issued to eligible persons under the Company's 1997 Stock Option and Incentive Plan (the "1997 Stock Option Plan"), prescribes the terms and provisions of each grant made under the 1997 Stock Option Plan, and administers and interprets the 1997 Stock Option Plan.

        Governance and Nominating Committee.    The Governance and Nominating Committee held seven (7) meetings during 2004. Members of the committee are: Larry L. Mihalchik (Chairman), Thomas E. Bullock, and Edward F. McCauley. The Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for election at the annual meeting of stockholders, developing and recommending to the Board a set of corporate governance guidelines, and playing a general leadership role in Mac-Gray's corporate governance.

        The Governance and Nominating Committee will consider for nomination to the Board candidates recommended by stockholders. Recommendations should be sent to the Governance and Nominating Committee, c/o Michael J. Shea, Secretary, Mac-Gray Corporation, 22 Water Street, Cambridge, MA 02141. In order to be considered for inclusion as a nominee for director at the Company's 2006 Annual Meeting of Stockholders, a recommendation must be received no later than March 8, 2006. Recommendations must be in writing and must contain the information set forth in Article II, Section 3 of the Company's Bylaws. The minimum qualifications and specific qualities and skills required for directors are set forth in the Governance and Nominating Committee charter, which is available in the investor relations section of the Company's website at www.macgray.com. In addition to considering candidates suggested by stockholders, the Governance and Nominating Committee may consider potential candidates suggested by current directors, company officers, employees, search firms and others. The Governance and Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation. The Governance and Nominating Committee determines whether the candidate meets the Company's qualifications and specific qualities and skills for directors, and determines whether requesting additional information or an initial screening interview is appropriate.

REPORT OF THE AUDIT COMMITTEE

        The Company's Audit Committee is entirely comprised of independent directors and financial experts as defined by the NYSE and SEC, and acts under a revised charter approved by the Board on December 4, 2002. The members of the Audit Committee in Fiscal 2004 were Jerry A. Schiller (Chairman), Larry L. Mihalchik, and Edward F. McCauley. The Audit Committee met eight (8) times during Fiscal 2004.

        As more fully described in its charter, the Audit Committee is appointed by the Board to assist the Board in the general oversight and monitoring of management's and the independent auditor's execution and supervision of the Company's financial reporting process, the Company's procedures for compliance with legal and regulatory requirements, and the performance of the Company's internal audit function. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of both the Company's internal audit function and external independent auditor. In this context, the Audit Committee retained the firm of Ernst & Young to supplement the internal audit function at the Company in 2003. Ernst & Young also was employed in this capacity in 2004.

        It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles ("GAAP"). That is the responsibility of the Company's independent auditors and management. In giving recommendations to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP, and (ii) the report of the Company's independent auditors with respect to such financial statements.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements for the year ended December 31, 2004. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from PricewaterhouseCoopers LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PricewaterhouseCoopers LLP their independence from the Company and its management. Further, the Audit Committee has considered whether PricewaterhouseCoopers LLP's provision of non-audit services to the Company is compatible with maintaining their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

  Jerry A. Schiller, Chairman
  Larry L. Mihalchik
  Edward F. McCauley

The aggregate fees billed by PricewaterhouseCoopers LLP in 2004 and 2003 for professional services rendered for audit, audit-related, tax and non-audit services were:

Type of Fees	2004	2003
Audit Fees:	208,000	$187,200
Audit-Related Fees:	32,900	3,000
Tax Fees:	20,000	20,000
All Other Fees:	19,700

Total:	280,600	$210,200

        In the above table, in accordance with the definitions and rules of the SEC, "audit fees" are fees the Company paid PricewaterhouseCoopers LLP for professional services for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in any of the foregoing categories. During 2004, "audit-related fees" consisted of fees for the review of the acquisition of certain assets from Web Service Company, Inc. and during 2003 "audit-related fees" consisted of fees for the review of the sale of lease receivables. "All Other Fees" for 2004 consisted of services rendered with respect to Section 404 of the Sarbanes-Oxley Act. During 2004, PwC provided various audit, audit-related, tax and non-audit services to the Company. The Audit Committee has adopted policies and procedures which require the Audit Committee to pre-approve all audit and non-audit services performed by PwC in order to assure that the provision of such services does not impair PwC's independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period, and the Audit Committee sets specific limits on the amount of each such service the Company obtains from PwC.

REPORT OF THE GOVERNANCE AND NOMINATING COMMITTEE

        The Company's Governance and Nominating Committee (the "Committee") is comprised of independent directors as defined by the NYSE and SEC, and acts under a charter approved by the Board on May 22, 2003, a copy of which is available in the investor relations section of the Company's website at www.macgray.com The members of the Governance and Nominating Committee in Fiscal 2004 were Larry L. Mihalchik (Chairman), Thomas E. Bullock and Edward F. McCauley. The Governance and Nominating Committee met seven (7) times during Fiscal 2004.

        As more fully described in its charter, the Governance and Nominating Committee reviews and reports to the Board on matters of corporate governance, identifies individuals qualified to become board members, and recommends individuals to the Board for nomination, election, or appointment as members of the Board and its committees. Other duties and responsibilities of the Committee are to: review and make recommendations regarding the structure, size, composition, and operational procedures of the Board and its committees; review periodically the membership of each committee and make recommendations regarding assignments; evaluate the standards applied by the Board in determining Director independence; identify emerging governance trends and issues; develop and recommend a set of Guidelines on Governance to meet the requirements of regulatory bodies; review and monitor Board compliance in areas of governance and make appropriate recommendations; assure that the Company is communicating relevant governance matters to management, employees, and others; and report annually to the Board regarding the performance and effectiveness of the Board and its committees, including a self-evaluation of the Governance and Nominating Committee. A copy of the Guidelines on Governance is available in the investor relations sections of the Company's website at www.macgray.com.

Submitted by the members of the Governance and Nominating Committee:

  Larry L. Mihalchik. Chairman
  Thomas E. Bullock
  Edward F. McCauley

INFORMATION REGARDING EXECUTIVE OFFICERS

        The names and ages of all executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below.

Name	Age	Position
Stewart G. MacDonald, Jr.	55	Chairman and Chief Executive Officer
Neil F. MacLellan, III	45	Executive Vice President and Chief Operating Officer
Michael J. Shea	55	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

        The biography of Mr. MacDonald is set forth above under Information Regarding Directors/Nominees.

        Neil F. MacLellan, III has been with the Company since 1985 and has served as Executive Vice President since December 1995 and as Chief Operating Officer since November 1998. From January 1991 through December 1995, Mr. MacLellan served as the Company's Director of Finance and Administration and from March 1985 through January 1991, Mr. MacLellan served as Controller of the Company. Mr. MacLellan received his B.S. in Accounting from Bentley College.

        Michael J. Shea has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since November 1998. In April 1999, Mr. Shea was elected Secretary of the Company. Prior to his joining Mac-Gray, Mr. Shea held senior positions in finance and accounting with various companies. Mr. Shea is a Certified Public Accountant and received his B.A. from Stonehill College and his M.B.A. from Babson College.

        Each of the executive officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

EXECUTIVE COMPENSATION

        The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three fiscal years to the Company's Chief Executive Officer and the other executive officers of the Company, each of whom is named in the tables below (the "Named Executive Officers").

Summary Compensation Table

        The following table shows for each of the last three fiscal years compensation paid by the Company to the Named Executive Officers.

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Securities Underlying Options(#)	All other Compensation ($)(2)
Stewart G. MacDonald, Jr. Chairman and Chief Executive Officer	2004 2003 2002	337,192 314,596 300,000	205,755 145,000 83,000	— — —	9,217 8,641 7,235
Neil F. MacLellan, III Executive Vice President and Chief Operating Officer	2004 2003 2002	225,634 209,733 200,000	102,878 77,500 45,650	— — 33,000	6,758 6,182 5,369
Michael J. Shea Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2004 2003 2002	225,634 209,733 200,000	102,878 77,500 41,50	— — 33,000	7,491 6,915 3,552

(1)
Executive officers are eligible for annual cash bonuses. Such bonuses are based upon achievement of corporate and individual performance objectives in accordance with the Company's Senior Executive Incentive Plan. Cash bonuses for the year ended December 31, 2004, are paid to executives in 2005.

(2)
Includes contributions made on the executive's behalf to the Company's retirement plan and premiums paid by the Company for insurance.

Option Grants in Last Fiscal Year

        No stock options were granted in Fiscal 2004 to the Chief Executive Officer or any of the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values

        The following table sets forth information concerning the exercise of stock options by the Named Executive Officers during Fiscal 2004 and the value of unexercised options as of December 31, 2004.

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004
Name	Shares Acquired on Exercise (#)(1)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stewart G. MacDonald, Jr.	-0-	-0-	160,000	-0-	$482,900	-0-
Neil F. MacLellan, III	-0-	-0-	89,000	11,000	$399,730	$52,800
Michael J. Shea	-0-	-0-	64,000	11,000	$289,980	$52,800

(1)
None of the Named Executive Officers exercised any options during Fiscal 2004.

Severance Agreements with Executive Officers

        The Company is party to severance agreements with its three executive officers, Messrs. MacDonald, MacLellan and Shea. Under certain circumstances involving a change of control of the Company and termination of the executive's employment for reasons other than cause, Mr. MacDonald, Mr. MacLellan and Mr. Shea would be entitled to an amount equal to two and ninety-nine one hundredths (2.99) times, two (2) times and two (2) times, respectively, the sum of (i) the executive's average annual base salary over the three (3) fiscal years immediately prior to the terminating event (or the executive's annual base salary in effect immediately prior to the change in control, if higher) and (ii) the executive's average annual bonus over the three (3) fiscal years immediately prior to the change in control (or the executive's annual bonus for the last fiscal year immediately prior to the change in control, if higher), payable in one lump-sum payment. Additionally, the Company would continue to provide to the executive certain benefits, including health, dental and life insurance on the same terms and conditions as though the executive had remained an active employee, for twenty-four (24) months.

Senior Executive Incentive Plan

        The Company' maintains a Senior Executive Incentive Plan (the "Incentive Plan") in which the named executive officers ("NEO's") are eligible to participate. Each year, the Compensation Committee establishes a target cash bonus award for each NEO, expressed as a dollar amount or percentage of the NEO's base salary. The target award is based on a combinations of financial goals and individual (personal) factors and indicates the potential cash bonus to be awarded upon the (i) NEO's attaining a specified percentage of the goals, (ii) NEO's attaining 100% of the goals, and (ii) NEO's exceeding the goals. Financial goals comprise 65% of the target award and consist of the following: (i) revenue, pre-tax or after-tax profit levels of the Company or any subsidiary, or a division, an operating unit or a business segment of the Company or any subsidiary, or any combination of the foregoing; and (ii) earnings before interest, taxes, depreciation and amortization or cash flow of the Company or any subsidiary, or a division, an operating unit or a business segment of the Company or any subsidiary, or any combination of the foregoing. The financial goals may be adjusted by the Compensation Committee to take into account significant events such as corporate acquisitions. The individual (personal) factors established by the Compensation Committee comprise 35% of the target award and are specific to each NEO. At the end of each fiscal year, the determination of the cash bonus amounts to be paid is determined based on the Company's actual financial results under the financial goals and the Compensation Committee's determination of each NEO's performance under the individual factors. Bonus awards are not be paid if neither the financial goals nor the individual factors are attained.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee, consisting solely of independent non-management directors, reviews and recommends to the Board of Directors the compensation arrangements for all directors and executive officers. The Compensation Committee administers and takes such other actions as may be required in connection with the compensation and incentive plans of the Company. For Fiscal 2004, the Committee was comprised of Thomas E. Bullock, chairman, Larry L. Mihalchik and David W. Bryan.

        In addition, the Compensation Committee determines the number of stock options to be granted or shares of Common Stock to be issued to eligible persons under the 1997 Stock Option Plan ("Plan") and prescribes the terms and provisions of each grant made under the Plan. The Compensation Committee interprets the Plan and grants thereunder and establishes, amends and revokes rules and regulations for administration of the Plan.

General

        The compensation arrangements of the Company reflect the philosophy that the Company and its shareholders are best served by running the business with a long-term perspective, while striving to deliver consistently strong annual results. Compensation arrangements are therefore designed to provide competitive financial rewards for successfully meeting the Company's larger strategic objectives as well as annual goals and individual performance goals that reinforce our core values, which include accountability and the highest standards of business ethics. The Committee is guided by the principle that the Company's total compensation program must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance which establishing clear consequences for under-performance.

Compensation of Executive Officers

        The compensation of the Company's Chief Executive Officer and other NEOs is comprised of annual salary and cash and/or stock incentives based on annual and long-term performance of the Company.

        Base Salary.    The Compensation Committee, in its discretion, determines the annual base salary and base salary adjustments for the NEOs. Generally, salary adjustments for executive officers are determined by evaluating:

  •
  competitive pay practices

  •
  the performance of the Company

  •
  the performance of the executive officer including any change in the responsibilities assumed by the executive officer

The Compensation Committee believes that the base salaries are reasonable when compared with other companies.

        Cash Bonuses.    The Company maintains a short-term incentive plan known as the Senior Executive Incentive Plan (the "Incentive Plan") for the NEOs that provides for the payment of cash bonuses to the executives when specified financial, strategic and individual objectives are achieved. Financial goals comprise 65% of the target bonus and include earnings before interest, tax, depreciation and amortization ("EBITDA") by business segments. Individual (personal) factors comprise 35% of the target bonus and are specific to each NEO. By implementing a compensation structure composed of salary and a performance-related bonus, a significant portion of each NEO's annual total cash compensation is placed at risk in order to provide an incentive toward sustained high performance.

        The NEOs' incentive bonuses vary in proportion to base salary, depending primarily on the level of responsibilities when the financial, strategic, and personal objectives are achieved. When such objectives are exceeded, bonuses are higher and when objectives are not met, the incentive bonuses are lower or zero, depending on the circumstances. The total bonus paid to an individual is the sum of the financial results that make up the individual's predetermined financial targets, plus or minus adjustment for the achievement of non-financial goals.

        Stock Options.    Stock option grants are designed to attract and retain employees who can make significant contributions to the Company's success, reward employees for such significant contributions, and give employees a longer-term incentive to increase shareholder value. Because an optionee will benefit only if the Company's stock price increases over time, options are considered to be an effective means of linking executive pay with the creation of shareholder wealth.

        During Fiscal 2004, options for 148,133 shares were exercised by employees and options for 72,000 shares were granted by the Compensation Committee. No options were granted to the NEOs. In addition to the NEOs, 158 other managers and employees of the Company had options outstanding as of December 31, 2004.

        Compensation of the Chief Executive Officer.    For Fiscal 2004, Stewart MacDonald's base salary was increased seven percent (7%), based on merit, to $337,000 and he was awarded a cash bonus of $205,755 pursuant to the Incentive Plan. The Compensation Committee reviewed the Company's financial results as well as the established goals for Fiscal 2004 and Mr. MacDonald's role in achieving those results. Mr. MacDonald led the Company through a very strong year including:

  •
  Driving a $40 million asset acquisition and subsequent integration, increasing the Company's density in significant eastern U.S. markets;

  •
  Achieving record year-end results based on internal sales growth as well as growth from the January 2004 acquisition;

  •
  Continuing to emphasize technology as a competitive advantage for Mac-Gray;

  •
  Projecting a strong leadership profile; and

  •
  Maintaining high ethical standards.

The Compensation Committee considers Mr. MacDonald's level of compensation for his outstanding leadership of the Company during Fiscal 2004 to be reasonable.

        Review of All Components of NEO Compensation.    The Compensation Committee reviewed all components of the NEOs' compensation, including salary, bonus, and long-term incentive compensation, accumulated realized and unrealized stock option and restricted stock gains, the dollar value to the executive and cost to the company of all perquisites and other personal benefits. Based on this review, the Compensation Committee found each NEO's total compensation (and, in the case of change-in-control scenarios, the potential payouts) in the aggregate to be reasonable and not excessive. It should be noted that when the Compensation Committee considers any component of the NEOs' total compensation, the aggregate amounts and mix of all the components, including accumulated (realized and unrealized) option gains are taken into consideration in the committee's decisions.

        Internal Pay Equity.    In the process of reviewing each component separately, and in the aggregate, the Compensation Committee directed the company's human resources department to prepare a spreadsheet showing "internal pay equity" within the Company. This spreadsheet showed the relationship between each management level of compensation within the company (e.g., between the CEO, COO and the CFO, and then between the CEO and the lower levels of executives). The comparison included all components of compensation (as previously described), both individually and in the aggregate. The Compensation Committee believes that the relative difference between CEO compensation and the compensation of the company's other executives is reasonable. The CEO's total compensation has been in the range of 1.5 to 2 times the compensation of the next highest paid executive officer.

Submitted by the members of the Compensation Committee:

  Thomas E. Bullock, Chairman
  Larry L. Mihalchik
  David W. Bryan

Compensation Committee Interlocks and Insider Participation

        None of the members of the Company's Compensation Committee is a current or former officer or employee of the Company.

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Stockholder Return Performance Graph

        Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock from December 31, 1999 through December 31, 2004, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the total return of the S&P 500 Index and the Russell 2000 Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the S&P 500 Index and the Russell 2000 Index on December 31, 1999. The comparisons in this line graph are historical and are not intended to forecast or be indicative of possible future performance of the Common Stock of the Company.

	Cumulative Total Return
	At December 31
	1999	2000	2001	2002	2003	2004
Mac-Gray Corporation	100	85.23	73.70	86.28	141.62	212.17
Russell 2000 Index	100	95.80	96.78	75.90	110.33	129.09
S&P 500 Index	100	89.85	78.14	59.88	75.68	82.49

(1)
The beginning measurement point is established by the market close on December 31, 1999.

(2)
The Company has selected the Russell 2000 Index as a broad equity market index that includes companies whose equity securities are of a more comparable market capitalization than the S&P 500 Stock Index.

Certain Relationships and Related Transactions

        Pursuant to a Stockholders' Agreement by and among the Company and certain of its stockholders dated June 26, 1997 (the "Stockholders' Agreement"), (i) each of Mr. Stewart G. MacDonald, Jr. ("Mr. S. MacDonald"), Ms. Sandra E. MacDonald ("Ms. S. MacDonald"), Mr. Daniel W. MacDonald ("Mr. D. MacDonald," and collectively, the "MacDonalds") (and any assignees or trusts created by them or under which they are beneficiaries) received "piggy-back" and demand registration rights, (ii) each of the MacDonalds granted to and received rights of first offer to purchase shares of the Company's Common Stock offered for sale by another stockholder who is a party thereto and (iii) the MacDonalds granted to the Company rights of second offer to purchase such shares.

        In 1977, Mac-Gray Co. entered into an arrangement with the Company's co-founder and then Chief Executive Officer that provided his wife, Ms. Evelyn C. MacDonald ("Ms. E. MacDonald"), with an annual payment following his death. The Company, through its subsidiary, Mac-Gray Services, pays Ms. E. MacDonald, the mother of Mr. S. MacDonald, the Company's Chairman and Chief Executive Officer, a fixed amount of $104,000 per year pursuant to this arrangement, which is not evidenced by a comprehensive written agreement, and will continue to make such payments for the remainder of Ms. E. MacDonald's life.

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PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 31, 2005 by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, the Chief Executive Officer and each of the executive officers, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percentage of Shares Beneficially Owned
Stewart G. MacDonald, Jr. (3)(4)(5)	2,038,448	15.89%
Sandra E. MacDonald (3)(4)(6)	2,997,650	23.37%
Daniel W. MacDonald (3)(4)(7)	1,776,200	13.84%
Peter C. Bennett, R. Robert Woodburn, Jr. (3)(4)(8)	1,700,000	13.25%
Cynthia V. Doggett (3)(9)	2,038,448	15.89%
Richard G. MacDonald (3)(10)	2,997,650	23.37%
Gilbert M. Roddy, Jr. (3)(11)	448,011	3.49%
Myron M. Kaplan (12)	1,116,400	8.70%
Dimensional Fund Advisors Inc. (13)	968,800	7.55%
David W. Bryan (14)	7,063	*
Edward F. McCauley (14)	7,063	*
Larry L. Mihalchik (14)	14,389	*
Jerry A. Schiller (14)	25,869	*
Thomas E. Bullock (14)	31,022	*
Neil F. MacLellan, III (14)	93,650	*
Michael J. Shea (14)	93,478	*
All executive officers and directors as a group (9 persons) (15)	2,310,982	18.01%

*
less than 1%

(1)
Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 22 Water Street, Cambridge, MA 02141.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number and percentage of shares of the Company's Common Stock beneficially owned by a person, shares of the Company's Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of March 31, 2005 are deemed outstanding, but are not deemed to be outstanding for purposes of computing the percentage for any other person. As of March 31, 2005, a total of 12,829,254 shares of the Company's Common Stock were issued and outstanding.

(3)
The Company and certain stockholders of the Company, including The Evelyn C. MacDonald Family Trust for the benefit of Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust for the benefit of Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust for the benefit of Daniel W. MacDonald (each of these sub-trusts under The Evelyn C. MacDonald Family Trusts is referred to herein as a "Sub-Trust" and collectively as "Sub-Trusts"), Mr. S. MacDonald, Ms. S. MacDonald, Mr. D. MacDonald, The Stewart G. MacDonald, 1984 Trust (the "SGM Trust"), The Daniel W. MacDonald Trust 1988 (the "DWM Trust"), the New Century Trust, The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust, and Cynthia V. Doggett are parties to the Stockholders' Agreement. The Stockholders' Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing the Company with rights of second offer to purchase such shares. As a result of the Stockholders' Agreement, each of the parties thereto may be deemed to beneficially own all of the shares of the Company's Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4)
A total of 1,700,000 shares are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the "ECM Trust"), the grantor of which is Ms. E. MacDonald. The independent trustees (the "Independent Trustees") of the ECM Trust are Peter C. Bennett ("Mr. Bennett") and R. Robert Woodburn, Jr. ("Mr. Woodburn"). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. 566,667 shares held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 566,667 shares held by the ECM Trust are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares held by such Sub-Trust.

(5)
Includes (i) 626,608 shares held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 448,011 shares held by the New Century Trust, of which Mr. S. MacDonald is the grantor, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary, (iv) 127,202 shares held by the wife of Mr. S. MacDonald, (v) 139,632 shares held by the minor children of Mr. S. MacDonald, and (vi) 160,000 shares issuable upon exercise of currently exercisable stock options held by Mr. S. MacDonald. Mr. S. MacDonald may replace the shares held by the New Century Trust at any time with property of equivalent value and therefore may be deemed to beneficially own all such shares. Mr. S. MacDonald disclaims beneficial ownership of the shares described in (ii), (iv) and (v) of this footnote

(6)
Includes (i) 148,800 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 16,050 shares held by The Whitney E. MacDonald Gift Trust, (v) 16,050 shares held by The Jonathan S. MacDonald Gift Trust, (vi) 16,050 shares held by The Robert C. MacDonald Gift Trust, (vii) 566,667 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, (viii) 500,000 shares held by The Sandra E. MacDonald Grantor Retained Annuity Trust 2004 (the "GRAT"), of which Ms. S. MacDonald serves as trustee and settlor with right to replace property, and (ix) 753,600 shares held by the DWM Trust, of which Ms. S. MacDonald serves as co-trustee. Richard G. MacDonald ("Mr. R. MacDonald") is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, the GRAT and the DWM Trust) and may be deemed to beneficially own all of such shares. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the "GST Trusts") and The Robert C. MacDonald Gift Trust, The Whitney E. MacDonald Gift Trust and The Jonathan S. MacDonald Gift Trust (collectively, the "Gift Trusts") may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Ms. S. MacDonald disclaims beneficial ownership of the shares held by the GST Trusts, the DWM Trust, the GRAT and the Gift Trusts.

(7)
Includes (i) 753,600 shares held by the DWM Trust, of which Mr. D. MacDonald is co-trustee and sole beneficiary, (ii) 566,667 shares held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary, and (iii) 455,933 shares held directly.

(8)
Includes 1,700,000 shares held by the ECM Trust for which Mr. Bennett and Mr. Woodburn serve as co-trustees and share voting and dispositive power. Mr. Bennett and Mr. Woodburn disclaim beneficial ownership of the shares held by the ECM Trust. Mr. Bennett's mailing address is 111 Cushing Street, Hingham, Massachusetts 02043. Mr. Woodburn's mailing address is c /o Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts 02199.

(9)
Includes (i) 626,608 shares held by the SGM Trust, of which Ms. Doggett serves as co-trustee with her husband, Mr. S. MacDonald, who is also sole beneficiary, (ii) 448,011 shares held by the New Century Trust, of which Ms. Doggett serves as co-trustee, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, who serves as co-trustee and is the beneficiary, (iv) 130,328 shares held by Mr. S. MacDonald, and (v) 139,632 shares held by Ms. Dogget's minor children. The shares held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of shares described in this footnote.

(10)
Includes (i) 148,800 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 16,050 shares held by The Whitney E. MacDonald Gift Trust, (v) 16,050 shares held by The Jonathan S. MacDonald Gift Trust, (vi) 16,050 shares held by The Robert C. MacDonald Gift Trust, (vii) 566,667 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, Richard G. MacDonald ("Mr. R. MacDonald"), of which by the wife of Mr. R. MacDonald serves as co-trustee and is the beneficiary, (viii) 500,000 shares held by The Sandra E. MacDonald Grantor Retained Annuity Trust 2004 (the "GRAT"), (ix) 753,600 shares held by the DWM Trust, of which the wife of Mr. R. MacDonald serves as co-trustee, and (x) 212,983 shares held by Ms. S. MacDonald. The shares held by each of the GST and Gift Trusts may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, The GRAT and the DWM Trust) and may be deemed to beneficially own all of the shares held by such trusts. Mr. R. MacDonald disclaims beneficial ownership of all of the shares described in this footnote.

(11)
All shares are held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value. Mr. Roddy disclaims beneficial ownership of all shares held by the New Century Trust Mr. Roddy's mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(12)
Information is based on a Form 13G filed with the Securities and Exchange Commission by Myron M. Kaplan ("Mr. Kaplan") on January 12, 2005. Mr. Kaplan reported a mailing address of P.O. Box 385, Leonia, New Jersey 07605.

(13)
Information is based on a Schedule 13G filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional") on February 9, 2005.. Dimensional Fund Advisors Inc., with an address of 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds"). In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities reported herein that are owned by the Funds. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(14)
Includes shares issuable upon the exercise of options exercisable within 60 days as follows: Mr. Bryan—6,000 shares; Mr. McCauley—6,000 shares, Mr. Mihalchik—7,000 shares, Mr. Schiller—11,000 shares, Mr. Bullock—9,000 shares, Mr. MacLellan—89,000 shares, and Mr. Shea—64,000 shares.

(15)
Includes 352,000 shares issuable upon the exercise of stock options exercisable within 60 days.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        The Company's executive officers and directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based on a review of the copies of reports furnished to the Company, and written representations that no other reports were required, the Company believes that during Fiscal 2004 all directors, officers or beneficial owners of greater than 10% of the Company's Common Stock filed on a timely basis all reports required by Section 16(a), except for Form 4 filings for Myron Kaplan filed on March 1, 2004, April 2, 2004, May 4, 2004, and July 2, 2004; the Form 4 filing for Cynthia Doggett on May 6, 2004, and the Form 4 filing for Daniel MacDonald on September 7, 2004, which were filed late.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Annual Meeting will be borne by the Company.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2006 annual meeting must be received by the Company on or before December 9, 2005 to be eligible for inclusion in the Company's proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 22 Water Street, Cambridge, Massachusetts 02141.

        Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2006 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than March 12, 2006, nor prior to January 26, 2006, together with all supporting documentation required by the Company's By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

        The firm of PricewaterhouseCoopers LLP served as the Company's independent public accountants for Fiscal 2004. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

PROPOSAL 2

APPROVAL OF THE MAC-GRAY CORPORATION
2005 STOCK OPTION AND INCENTIVE PLAN

        On April 5, 2005, our Board of Directors adopted the Mac-Gray Corporation 2005 Stock Option and Incentive Plan (the "2005 Plan"), subject to the approval of the 2005 Plan by our stockholders.

        The 2005 Plan may be administered by the Board of Directors, the Compensation Committee of the Board or a similar committee of not fewer than two non-employee directors who are independent (the "Committee"). The Committee, in its discretion, may grant a variety of incentive awards based on the Common Stock, par value $0.10 per share, of the Company ("Common Stock"). Awards under the 2005 Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock, unrestricted stock and dividend equivalent rights. Each of these awards is described in greater detail below.

        If approved by stockholders, the total number of shares that could be issued under the 2005 Plan would be 1,300,000 shares, subject to adjustment for stock splits, stock dividends and similar events. Based solely on the closing price of the Company's Common Stock as reported by The New York Stock Exchange on March 31, 2005, the maximum aggregate market value of the Company's Common Stock that could potentially be issued under the 2005 Plan is $10,985,000. The shares issued by the Company under the 2005 Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that shares subject to an outstanding award under the 2005 Plan are not issued or delivered by reason of the expiration, termination, cancellation, or forfeiture of such award or by reason of the delivery of shares to pay all or a portion of the exercise price of an award, if any, or the delivery of shares to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares shall again be available under the 2005 Plan.

        To ensure that certain awards granted under the 2005 Plan to the Named Executive Officers of the Company qualify as "performance-based compensation" under Section 162(m) of the Code, the 2005 Plan provides that the Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (i) return on equity, assets, capital or investment of the Company or any subsidiary, a division, an operating unit or a business segment of the Company or any subsidiary, or any combination of the foregoing; (ii) revenue, pre-tax or after-tax profit levels of the Company or any subsidiary, a division, an operating unit or a business segment of the Company or any subsidiary, or any combination of the foregoing; (iii) earnings before interest, taxes, depreciation and amortization, cash flow or a similar measure of the Company or any subsidiary, a division, an operating unit or a business segment of the Company or any subsidiary, or any combination of the foregoing, (iv) total shareholder return; (v) changes in the market price of the Company's Common Stock; (vi) sales or market share; (vii) earnings per share; (viii) economic value added; or such other similar performance measures as may be determined by the Committee. The Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. To satisfy the requirements of Section 162(m) of the Code, stock options and stock appreciation rights with respect to no more than 150,000 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period. In addition, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 150,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any performance cycle.

Vote Required

        Approval of the 2005 Plan requires the affirmative vote of a majority of all the votes present or represented at the Annual Meeting and entitled to be cast on the proposal. In addition, NYSE rules require that the total number of votes cast on this proposal represent more than 50% of all of the votes entitled to be cast on the proposal. If your shares are held by your broker in "street name," and if you do not vote your shares, your brokerage firm does not have authority under the rules of the NYSE to vote your unvoted shares on this proposal. However, these broker non-votes will have no effect on the vote because they will not be considered to have been entitled to vote on this proposal. If you vote to ABSTAIN on this proposal, your shares will not be voted in favor of such proposal, although your shares will be considered to have been entitled to vote on the proposal. As a result, voting to ABSTAIN on this proposal has the effect of voting AGAINST such proposal.

Recommendation

        The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the current and prospective officers, employees and non-employee directors of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the 2005 Plan with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. Accordingly, the Board of Directors has voted, subject to stockholder approval, to adopt the 2005 Plan.

        The Board of Directors recommends that the 2005 Plan be approved, and therefore recommends a vote FOR this proposal.

Summary of the 2005 Plan

        The following description of certain features of the 2005 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 Plan that is attached hereto as Exhibit A.

        Plan Administration.    The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2005 Plan. The Committee may delegate to the chief executive officer of the Company the authority to grant awards at fair market value to employees who are not executives officers of the Company.

        Eligibility and Limitations on Grants.    Persons eligible to participate in the 2005 Plan will be those current or prospective officers, employees and non-employee directors of the Company and its subsidiaries as selected from time to time by the Committee. Approximately 780 individuals are currently eligible to participate in the 2005 Plan.

        The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 150,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 150,000 shares of Common Stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

        Stock Options.    The 2005 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify. Options granted under the 2005 Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

        The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 2005 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee.

        Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery (or attestation to the ownership) of shares of Common Stock that meet such requirements as may be specified by the Committee including shares of Common Stock that are not subject to any restrictions imposed by the Company and that have been held by the optionee for at least six months or that were purchased in the open market by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

        Stock Appreciation Rights.    The Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. Upon exercise of the stock appreciation right, the holder will be entitled to receive a number of shares of Common Stock equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding stock appreciation right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the stock appreciation right is exercised. The exercise price per share of stock appreciation rights may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant.

        Restricted Stock.    The Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued employment with the Company through a specified restricted period. The purchase price of shares of Restricted Stock will be determined by the Committee. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the Company.

        Deferred Stock Awards.    The Committee may award phantom stock units as deferred stock awards to participants. Deferred stock awards are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued employment with the Company through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Committee, the deferred stock awards may be credited with dividend equivalent rights. With the Committee's consent and subject to the participant's compliance with the procedures established by the Committee, a participant may make an advance election to receive a portion of his or her compensation, restricted stock award or directors' fees otherwise due in the form of a deferred stock award.

        Unrestricted Stock.    The Committee may grant shares of Common Stock (at no cost or for a purchase price determined by the Committee) that are free from any restrictions under the 2005 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

        Dividend Equivalent Rights.    The Committee may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2005 Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Company's dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Dividend equivalent rights payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

        Tax Withholding.    Participants in the 2005 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

        Adjustments for Stock Dividends, Stock Splits, Etc.    The 2005 Plan authorizes the Committee to make appropriate adjustments to outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, sale of the Company or similar event, the Committee will make appropriate adjustments in the limits specified in the 2005 Plan and to outstanding awards. The Committee may also adjust outstanding awards to take into consideration material changes in accounting practices or extraordinary dividends or similar events if the Committee determines that such adjustments are appropriate.

        Change in Control Provisions.    The 2005 Plan provides that in the event of a sale event (as defined in the 2005 Plan) resulting in a change in control of the Company, all stock options will automatically become fully exercisable and conditions and restrictions relating solely to the passage of time and continued employment on all other awards will automatically be deemed waived, except as the Committee may otherwise provide in the relevant award agreement. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a change in control in the Committee's discretion. In addition, in the event of a sale event in which the Company's stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

        Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 2005 Plan and the Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affects any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the 2005 Plan, including any amendments that increase the number of shares reserved for issuance under the 2005 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the 2005 Plan, or materially change the method of determining fair market value of Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company's stockholders if and to the extent determined by the Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2005 Plan qualifies as performance-based compensation under Section 162(m) of the Code. In addition, except in connection with a reorganization of the Company or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants.

Effective Date of 2005 Plan

        The Board of Directors adopted the 2005 Plan on April 5, 2005. Awards of incentive options may be granted under the 2005 Plan until April 4, 2015. No other awards may be granted under the 2005 Plan after the date that is 10 years from the date of stockholder approval.

New Plan Benefits

        No grants have been made with respect to the shares of Common Stock to be reserved for issuance under the 2005 Plan. The number of shares that may be granted to the Company's chief executive officer, executive officers, non-employee directors and non-executive officers under the 2005 Plan is undeterminable at this time, as such grants are subject to the discretion of the Committee.

        No stock options or other equity-based awards were granted in 2004 to the Chief Executive Officer of the Company or any of the other Named Executive Officers. The number of shares of Common stock granted to all executive officers, all non-employee directors and all other employees (other than executive officers) in 2004 under the Company's 1997 Stock Option and Incentive Plan are included on the following table:

2004 Grants

Group	Options
	Number	Avg. Exercise Price
All executive officers	-0-	na
All non-employee directors	27,000	$6.31
All employees (excluding executive officers)	45,000	$6.50

        The following table provides information as of December 31, 2004 regarding shares of Common Stock that may be issued under the Company's 1997 Stock Option and Incentive Plan (the "1997 Plan") and the Company's 2001 Employee Stock Purchase Plan (the "ESPP"). The Company does not have any equity compensation plans that have not been approved by stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	914,367	$4.24	239,351	(2)
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	914,367	$4.24	239,351	(2)

(1)
Represents outstanding options under the Stock Option Plan. There are no options, warrants or rights outstanding under the ESPP (does not include purchase rights accruing under the ESPP because the purchase price, and therefore the number of shares to be purchased, is not determinable until the end of the purchase period).

(2)
Includes 128,991 shares available for future issuance under the Stock Option Plan and 110,360 shares available for future issuance under the ESPP.

Tax Aspects Under the U.S. Internal Revenue Code

        The following is a summary of the principal federal income tax consequences of transactions under the 2005 Plan. It does not describe all federal tax consequences under the 2005 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option.

        If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    With respect to non-qualified options under the 2005 Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

        The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions

        As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2005 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY CARD.

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Exhibit A

MAC-GRAY CORPORATION

2005 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Mac-Gray Corporation 2005 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Mac-Gray Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" is defined in Section 2(a).

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Committee" means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Deferred Stock Award" means Awards granted pursuant to Section 8.

        "Dividend Equivalent Right" means Awards granted pursuant to Section 11.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 19.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award or Deferred Stock Award.

        "Restricted Stock Award" means Awards granted pursuant to Section 7.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means any Award granted pursuant to Section 6.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means any Award granted pursuant to Section 9.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Committee.    The Plan shall be administered by either the Board or the Committee (the "Administrator").

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i)  to select the individuals to whom Awards may from time to time be granted;

          (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

          (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

          (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Awards.    The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        (d)    Indemnification.    Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,300,000shares, subject to adjustment as provided in Section 3(b); provided that not more than 1,300,000 shares shall be issued in the form of Incentive Stock Options. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 150,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the maximum number of Incentive Stock Options that may be issued under the Plan, (iii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of a Stock Option or Stock Appreciation Right, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

        (c)    Mergers and Other Transactions.    In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, and Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator's discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

        Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        (a)    Stock Options Granted to Employees, Non-Employee Directors and Key Persons.    The Administrator in its discretion may grant Stock Options to eligible employees, Non-Employee Directors and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (i)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

          (iii)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

            (A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

            (B)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

            (C)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

  Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

        (a)    Nature of Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        (b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

        A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

        (c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

          (i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii)   Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, if any, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    DEFERRED STOCK AWARDS

        (a)    Nature of Deferred Stock Awards.    A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

        (b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

        (c)    Rights as a Stockholder.    During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

        (d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        Notwithstanding anything to the contrary contained herein, to the extent that any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

        (a)    Performance Criteria.    The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) return on equity, assets, capital or investment of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company or any Subsidiary, or any combination of the foregoing; (ii) revenue, pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company or any Subsidiary, or any combination of the foregoing; (iii) earnings before interest, taxes, depreciation and amortization, cash flow or a similar measure of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company or any Subsidiary, or any combination of the foregoing; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share; or (viii) economic value added; or such other similar performance measures as may be determined by the Administrator.

        (b)    Grant of Performance-based Awards.    With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

        (c)    Payment of Performance-based Awards.    Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 150,000 shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11.    DIVIDEND EQUIVALENT RIGHTS

        (a)    Dividend Equivalent Rights.    A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

        (b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    TRANSFERABILITY OF AWARDS

        (a)    Transferability.    Except as provided in Section 12(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

        (b)    Committee Action.    Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

        (c)    Family Member.    For purposes of Section 12(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

        (d)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 13.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14.    ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A.

        In the event any Stock Option or Stock Appreciation Right under the Plan is granted with an exercise price of less than 100 percent of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

        (a)    Exercise and Distribution.    Except as provided in Section 14(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

          (i)    Specified Time.    A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of ten years from the date such Award was granted.

          (ii)    Separation from Service.    Separation from service (within the meaning of Section 409A) by the 409A Award recipient; provided however, if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company's Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 14(a)(ii) may not be made before the date that is six months after the date of separation from service.

          (iii)    Death.    The date of death of the 409A Award recipient.

          (iv)    Disability.    The date the 409A Award recipient becomes disabled (within the meaning of Section 14(c)(ii) hereof).

          (v)    Unforeseeable Emergency.    The occurrence of an unforeseeable emergency (within the meaning of Section 14(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's other assets (to the extent such liquidation would not itself cause severe financial hardship).

          (vi)    Change in Control Event.    The occurrence of a Change in Control Event (within the meaning of Section 14(c)(i) hereof), including the Company's discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

        (b)    No Acceleration.    A 409A Award may not be accelerated or exercised prior to the time specified in Section 14(a) hereof, except in the case of one of the following events:

          (i)    Domestic Relations Order.    The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

          (ii)    Conflicts of Interest.    The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

          (iii)    Change in Control Event.    The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

        (c)    Definitions.    Solely for purposes of this Section 14 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

          (i)    "Change in Control Event" means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14).

          (ii)   "Disabled" means a grantee (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

          (iii)  "Unforeseeable Emergency" means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee's spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee's property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

SECTION 15.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 17.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.    GENERAL PROVISIONS

        (a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records).

        (c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (d)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

        (e)    Forfeiture of Awards under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee, that is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 19.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the May 25, 2015 (the tenth (10th) anniversary of the Effective Date) and no grants of Incentive Stock Options may be made hereunder after April 4, 2015 (the tenth (10th) anniversary of the date the Plan is approved by the Board).

SECTION 20.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: April 5, 2005

DATE APPROVED BY STOCKHOLDERS: May [    ], 2005

ANNUAL MEETING OF STOCKHOLDERS OF

MAC-GRAY CORPORATION

May 26, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

/Please detach along perforated line and mail in the envelope provided./

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Directors:				2. Approve the Mac-Gray Corporation 2005 Stock Option and Incentive Plan.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	( ) Jerry A. Schiller ( ) Thomas E. Bullock
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment(s) thereof.
☐	FOR ALL EXCEPT (See instructions below)
TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  MAC-GRAY CORPORATION

Please take note of the important information pertaining to the Company and the election of its directors enclosed with this Proxy Ballot. Please take time to read the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 26, 2005.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Mac-Gray Corporation

MAC-GRAY CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING

The undersigned stockholder(s) of Mac-Gray Corporation, a Delaware corporation (the "Company"), hereby appoints Mr. Stewart G. MacDonald and Mr. Michael J. Shea as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on May 26, 2005 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting, as a holder of common shares of the Company, par value $.01 per share (the "Shares"), held of record by the undersigned on March 31, 2005, and otherwise to represent the undersigned at the meeting with all powers of the undersigned as if the undersigned were present and voting the Shares. The Board of Directors of the Company recommends a vote FOR the election of the nominees for director listed on the reverse side of this proxy card and a vote FOR the approval of the Mac-Gray Corporation 2005 Stock Option and Incentive Plan. The undersigned acknowledges eceipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED, AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY CARD, "FOR" THE APPROVAL OF THE MAC-GRAY CORPORATION 2005 STOCK OPTION AND INCENTIVE PLAN; AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on other side)

COMMENTS:

QuickLinks

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS/NOMINEES
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE GOVERNANCE AND NOMINATING COMMITTEE
INFORMATION REGARDING EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
Stockholder Return Performance Graph
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
INDEPENDENT ACCOUNTANTS
PROPOSAL 2 APPROVAL OF THE MAC-GRAY CORPORATION 2005 STOCK OPTION AND INCENTIVE PLAN
2004 Grants
OTHER MATTERS